UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 22, 2003

INDEPENDENCE HOLDING COMPANY

(Exact name of registrant as specified in its charter)
Delaware	010306	58-1407235
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

96 Cummings Point Road, Stamford, Connecticut		06902
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (203) 358-8000

Item 5. Other Events and Required FD Disclosure

On December 22, 2003, Independence Holding Company issued a press release announcing the purchase of a block of American Independence Corp. shares, a copy of which is attached as Exhibit 99.1.

On December 31, 2003, Independence Holding Company issued a press release announcing acquisitions of blocks of business, a copy of which is attached as Exhibit 99.2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INDEPENDENCE HOLDING COMPANY
Date: December 31, 2003 /s/ Teresa A. Herbert Teresa A. Herbert Vice President and Chief Financial Officer

Exhibit 99.1

INDEPENDENCE HOLDING COMPANY                                       CONTACT: TERESA A. HERBERT

96 CUMMINGS POINT ROAD                                                        (203) 358-8000

STAMFORD, CONNECTICUT                                                        www.Independenceholding.com

NASDAQ: INHO

NEWS RELEASE

INDEPENDENCE HOLDING COMPANY ANNOUNCES PURCHASE OF

BLOCK OF AMERICAN INDEPENDENCE CORP. SHARES

Stamford, Connecticut, December 22, 2003. Independence Holding Company ("IHC") (NASDAQ: INHO) announced today that it purchased 613,401 shares of the common stock of American Independence Corp. (NASDAQ: AMIC), which brings IHC's ownership of AMIC to 3,280,067 shares or approximately 39% of the outstanding.

IHC is a holding company engaged principally in the life and health insurance business and the acquisition of blocks of policies through Standard Security Life Insurance company of New York and Madison National Life Insurance Company, Inc. Standard Security Life markets medical stop-loss, long-term and short-term disability, and group life and managed health care products. Madison National Life sells group life and disability, medical stop-loss, credit life and disability and individual life insurance.

Exhibit 99.2

INDEPENDENCE HOLDING COMPANY                                     CONTACT: TERESA A. HERBERT

96 CUMMINGS POINT ROAD                                                     (203) 358-8000

STAMFORD, CONNECTICUT 06902                                          www.Independenceholding.com

NASDAQ: INHO

NEWS RELEASE

INDEPENDENCE HOLDING COMPANY ANNOUNCES ACQUISITIONS OF

BLOCKS OF BUSINESS

Stamford, Connecticut, December 30, 2003. Independence Holding Company ("IHC") (NASDAQ: INHO) announced today that Madison National Life Insurance Company, Inc. and Standard Security Life Insurance Company of New York acquired, in separate transactions, blocks of annuities and life policies with reserves in excess of $93 million.

Roy T.K. Thung, Chief Executive Officer of IHC, stated "We are delighted that our acquisition group continues to acquire blocks of business. These acquisitions bring our total assets to approximately $900 million."

IHC is a holding company engaged principally in the life and health insurance business and the acquisition of blocks of policies through Standard Security Life Insurance Company of New York and Madison National Life Insurance Company, Inc. Standard Security Life markets medical stop-loss, long-term and short-term disability, and group life and managed health care products. Madison National Life sells group life and disability, medical stop-loss, credit life and disability and individual life insurance.

Some of the statements included herein may be considered to be forward looking statements which are subject to certain risk and uncertainties. Factors which could cause the actual results to differ materially from those suggested by such statements are described fro time to time in IHC's filings with the Securities and Exchange Commission.